COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 11    -      COMMITMENTS AND CONTINGENCIES

a.
The Company leases facilities and vehicles under operating leases that expire on various dates through 2022. Lease and rental expenses for the years 2011, 2012 and 2013 amounted to $8,103, $8,362, $7,704, respectively. Future minimum annual lease payments under operating lease agreements as of December 31, 2013 are as follows:

	Rental of premises	Lease of motor vehicles

2014	$3,918	$2,040
2015	3,123	1,657
2016	2,553	971
2017	2,494	72
2018	2,079	14
Thereafter	2,112	-
	$16,279	$4,754

b.	The Company outsourced its IT related services for an eight-year period which ended on April 2013. Commencing May, 2013 the Company insourced these IT services.

c.
As of December 31, 2013, the Company had outstanding guarantees and letters of credit with various expiration dates in a principal amount of approximately $3,007, of which approximately $2,352 related to facilities and the remaining amount related to car leases and other miscellaneous guarantees.

d.	Royalty payments:

The Company is a party to various licensing agreements, which require it to pay royalties on certain product sales and based on the location of the manufacturing site at various rates, ranging from 2.0% to 7.5% of the net selling price of such products.

Commencing 2013 the Company   resumed its participation in programs sponsored by the Office of the Chief Scientist ("OCS") for the support of research and developments activities. Prior to the 2013 participations, the Company participated in such programs and the last participation received was in 1998. During 2013 the Company received an approval from the OCS for participation in its research and developments budgets for certain activities for the years ending December 31, 2012 and 2013. Pursuant to such programs being approved, the OCS participates in up to 50% of the approved program. However the amounts under those programs approved, have not been received yet, and are subject to the completion of the OCS review, see below. In connection with the OCS participation, the Company is obligated to pay royalties to the OCS, calculated at the rate of 3%-5% of sales of the products developed with the OCS's participation, of up to 100% of the grant received linked to the US dollar and bearing annual interest at a rate of LIBOR.

In connection with OCS's participations prior to 2013, the OCS is currently carrying out a full review of all royalties paid, or to be paid, by the Company. During August 2013 the OCS's provided a demand letter for royalties payment in the amount of approximately $1,750 related to OCS participations prior to 2013. The Company believes that the majority of the programs mentioned in the OCS's demand letter dated August 2013, did not generate and will not generate future revenues and therefor it is not obligated to pay royalties. For those programs that did generate revenues the Company provided an accrual.

As of December 31, 2013 the contingent obligation related to royalty-bearing participations already received is approximately $4,930 out of which $378 is related to OCS participation received during 2013.

For the years ended December 31, 2011, 2012 and 2013, the Company incurred royalty expenses in amounts of $2,133, $2,232 and $2,077, respectively, recorded in cost of goods sold line item in the statement of operations.

e.	Legal contingencies:

The Company is a party to various legal proceedings incidental to its business. The Company accrues a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Significant judgment is required in both the determination of probability and the determination as to whether a loss is reasonably estimable. These accruals are reviewed at least quarterly and adjusted to reflect the impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular matter.

The Company currently intends to vigorously defend the claims described below, and any other legal claims to which it is subject. While the outcome of litigation is difficult to predict, to the extent that there is a reasonable possibility that the losses to which the Company may be subject could exceed the amounts (if any) that it has already accrued, the Company attempts to estimate such additional loss, if reasonably possible, and disclose it (or, if it is an immaterial amount, indicate accordingly).

Except as noted below, there are no legal proceedings pending or threatened against the Company that management believes are likely to have a material adverse effect on the Company's business, consolidated financial position, results of operations or cash flows.

Lawsuits against Alma Lasers:

On June 28, 2007, the Company filed a lawsuit for patent infringement against Alma Lasers Ltd. and Alma Lasers, Inc. (individually and jointly, "Alma") in the U.S. District Court for the Northern District of Illinois, claiming that Alma's light-based cosmetic treatment systems, including the Harmony platform, infringe seven of the Company's U.S. patents. The Company also alleged that Alma's activities constitute willful infringement of these patents. On September 2, 2010, the parties entered into a settlement agreement, whereby Alma paid to the Company $6,500 in return for a license to the Company's patent portfolio in the aesthetic field, and the infringement action against Alma was accordingly dismissed. However, the settlement of this infringement action in the U.S. District Court does not in any way affect the lawsuit that was filed by the Company against Alma and its founders in the Israeli courts (see below).

On March 26, 2008, the Company also filed a complaint in the Tel Aviv District Court in Israel against Alma Lasers Ltd and its founders (to whom we refer as the Alma Founders), all former employees of Lumenis, claiming misappropriation of the Company's trade secrets and technology and the use of such technology in certain products of Alma, which are sold worldwide. On April 26, 2010, the Tel Aviv District Court granted a motion filed by Alma and the Alma Founders, to transfer the case against the Alma Founders to the Israeli Labor Court. On May 26, 2013, the parties entered into a settlement agreement, whereby Alma and the infringement action against Alma Lasers Ltd. and its founders were accordingly dismissed. The settlement result was recorded as part of the "Legal settlement, net" line item in the consolidated statement of operations.

Lawsuit by Laser Photoaesthetic Ltd.

In 2002, the Company was served by Laser Photoaesthetic Ltd., an aesthetic clinic in Athens, Greece with a complaint claiming compensation for damages that were allegedly caused by the

Malfunction of a "Photoderm" machine sold by the Company's agent, K.P. Parpas Hellas Aesthetic And Medical Equipment- Services-Products S.A. The complaint alleged damages in the amount of 1,235 thousand euros. The matter was tried by the Court of First Instance of Athens and the claims against the Company were rejected. The plaintiff appealed the judgment in 2006 to the Appellate Court of Athens, which subsequently issued a decision in the Company's favor.

In 2007, the plaintiff appealed the matter to the Supreme Court of Greece. The opinion of the Supreme Court Rapporteur Judge, which was released by the court on March 19, 2010 and which serves as a recommendation to the full court, recommended the dismissal of the action against the Company. The hearing on the appeal was held on February 21, 2011 and the final court ruling is scheduled for issuance at a further hearing scheduled for March 10, 2014.
The Company believes that this claim is without merit and therefore no provision was recorded in respect thereto in the financial statements.

Administrative Subpoena from U.S. Department of Commerce.

In or about March 2006, the Company received an Administrative Subpoena from the Office of Export Enforcement, Bureau of Industry and Security, U.S. Department of Commerce. The subpoena sought documents concerning the export of U.S. origin commodities, directly or indirectly, to the United Arab Emirates or the Islamic Republic of Iran. The U.S. Government could have assessed a penalty against the Company's U.S. subsidiary, Lumenis, Inc., because of certain unlicensed exports or re-exports to Iran of devices and associated spare parts and accessories originating with Lumenis, Inc. Exports from the United States to Iran are subject to two separate sets of regulations, one administered by the U.S. Department of Commerce (the  "Commerce Department"), and the other administered by the U.S. Department of the Treasury (the "Treasury Department"). The Company cooperated fully with the U.S. Government's investigation that was administered by the Commerce Department, and in October 2006, the Company submitted a full report of the matter to the Commerce Department. Upon reviewing the report, the Commerce Department provided verbal notification to the Company's outside counsel that it was closing its investigation and was not recommending the imposition of any penalty. In March 2007, the Company submitted a full report to the Treasury Department, where the matter was reviewed. On January 31, 2012, the Treasury Department issued a "Cautionary Letter" to the Company advising that the investigation has been closed without the imposition of any monetary or other penalty against Lumenis.

Claim by Dr. Steven Bengelsdorf

On August 28, 2009, Dr. Steven Bengelsdorf filed a complaint in state court in Tennessee against Lumenis Inc. for breach of contract, negligence, fraudulent misrepresentation and violation of the Tennessee Consumer Protection Act. The complaint alleges that the Lumenis One product purchased by the plaintiff required numerous service calls. The complaint alleged damages in the approximate amount of $800. Dr. Bengelsdorf also claims that during one of the service calls, one of the Company's technicians deleted the patient database that was stored in the device. The case was moved to federal court on September 30, 2009. In December 2011, the parties entered into a final settlement agreement pursuant to which all claims related to the action were released and the lawsuit was dismissed.

Eagle Medical Systems Pvt Ltd. v. Lumenis Ltd. and Certain Subsidiaries

In October 2011, Eagle Medical Systems Pvt Ltd. ("Eagle") instituted a "Suit for Accounts, Mesne Profits, Damages and Permanent Injunction" in the High Court of Delhi in New Delhi, India against the Company and certain subsidiaries with respect to an exclusive distributorship allegedly established by letter dated July 1, 2001 from ESC Medical Systems, Inc.  The claim alleges that an exclusive distributorship agreement was created and continues in force.  Eagle claims a commission on every sale in India since July 2001.  The complaint claims specified damages of 20,000,000 INR (approximately $300) and other damages to be determined by the court based on the actual sales in India. As a result, the Company is unable to assess the full amount of the alleged damages or to provide a reasonable range of such damages. At a hearing on January 24, 2014 the Company responded to a request to admit or deny original documents. The case has been set for further hearing on March 14, 2014, where the court is expected to frame the legal issues.  The Company denies all allegations of liability to Eagle and intends to vigorously defend this matter. The Company believes it recorded an adequate reserve with respect to this claim.

Dr. K. Sekar v. Lumenis Ltd. and Certain Subsidiaries

In October 2013, Dr. K. Sekar filed a complaint against the Company and certain subsidiaries with the National Consumer Disputes Redressal Commission in New Delhi.  The matter is listed for hearing before the National Commission on January 6, 2014. Dr. Sekar claims that a Lumenis product (the "system") was sold to him in March 2012 by false representation. The complaint alleged damages in the approximate amount of $580. The Company denies Dr Sekar's claim in regards to the System's compatibility and intends to vigorously defend this matter.

Bernas Medical v. Lumenis Ltd

On December 25, 2013 Bernas Medical ("Bernas"), a distributor of the Company's products in France, filed a complaint in Tel Aviv District Court in Israel against the Company claiming that the Company improperly terminated its distribution agreement with Bernas dated September 1, 2012. Bernas claims direct and indirect damages as a result of the termination in the amount of $1,100 (NIS 3.8 million). The Company is currently assessing the matter and intends to vigorously defend this claim.

Miscellaneous Lawsuits

The Company is also a defendant in various product liability lawsuits in which its products are alleged to have caused personal injury to certain individuals who underwent treatments using the Company's products, and is furthermore subject to certain efficacy claims alleging that the Company is in breach of contract with certain customers. The Company is also a party to various employment claims in some of the regions in which it operates. The Company is defending itself vigorously, maintains insurance against the product liability and employment claims and believes that these claims individually or in the aggregate are not likely to have a material adverse effect on the Company's business, consolidated financial condition, results of operations or cash flows.

f.	Pledges and securities:

The Company's Bank debt is secured by a lien on substantially all of the Company's assets, certain fixed charges over the Company's assets and subsidiaries (including intellectual property), certain pledges of the stock of its subsidiaries and certain subsidiary guarantees securing such debt.

g.	Bank covenants:

See Note 8d.